SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 6, 2003

                        WINDROSE MEDICAL PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)

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Maryland                            001-31375                35-216691
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(State or other jurisdiction        (Commission File         (IRS Employer
of incorporation)                   Number)                  Identification No.)
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                         3502 Woodview Trace, Suite 210
                           Indianapolis, Indiana 46268
                            (Address and zip code of
                          principal executive offices)
       Registrant's telephone number, including area code: (317) 860-8180

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

The following document is being furnished as an exhibit to this Current Report on Form 8-K pursuant to Item 12:

Exhibit 99.1 Transcript for Earnings Conference Call of Windrose Medical
             Properties Trust on August 6, 2003.

Item 12. Results of Operations and Financial Condition.

On August 6, 2003, Windrose Medical Properties Trust ("Windrose" or the "Company") held an earnings conference call to discuss its financial position, results of operations and cash flows for the three-months ended June 30, 2003. A copy of this transcript is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the transcript attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Company's financial position, results of operations and cash flows for the three-month period ended June 30, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST
(Registrant)

Date: August 6, 2003                                 By: /s/ Doug Hanson
                                                         -----------------------
                                                         Doug Hanson
                                                         Chief Financial Officer

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4 EXHIBIT
INDEX

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Exhibit                                              Description

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99.1                         --                      Transcript of the Earnings
                                                     Conference Call held by
                                                     Windrose Medical Properties
                                                     Trust on August 6, 2003.
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